COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                         ARTICLES OF ORGANIZATION FOR A
                            LIMITED LIABILITY COMPANY

                                  CRIT-NC, LLC


     Pursuant to ss. 13.1-1010 of Chapter 12 of Title 13.1 of the Code of Virginia, the undersigned states as follows:

     1. The name of the limited liability company is CRIT-NC, LLC.

     2. The address of the initial registered office in Virginia is c/o McGuire, Woods, Battle & Boothe, L.L.P., One James Center, 901 East Cary Street, Richmond, Virginia 23219, which is located in the City of Richmond.

     3. A. The registered agent's name is Martin B. Richards, whose business address is identical with the address of the registered office.

         B. The registered agent is an individual who is a resident of Virginia and a member of the Virginia State Bar.

     4. The post office address of the principal office of the limited liability company is c/o Cornerstone Realty Income Trust, Inc., 306 East Main Street, Richmond, Virginia 23219.

     5.  Signature of Organizer:        /s/ Martin B. Richards
                                        -------------------------
                                        Name: Martin B. Richards
                                        Dated: December 8, 1997



                                        1